EXHIBIT 10.1

                                 EAST PENN BANK
                  1999 INDEPENDENT DIRECTORS STOCK OPTION PLAN

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                                 EAST PENN BANK

                  1999 INDEPENDENT DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

      1. Purpose. The 1999 Independent Directors Stock Option Plan (the "Plan") is established to advance the development, growth and financial condition of East Penn Bank (the "Bank") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Bank, and thereby securing, retaining and motivating members of the Bank's Board of Directors who are not officers or employees of the Bank or any subsidiary thereof ( the "Nonemployee Directors").

      2. Term. The Plan shall become effective as of the date it is adopted by the Bank's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Bank's shareholders. Any and all options awarded under the Plan before it is approved by the Bank's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

      3. Stock. The shares of the Bank's common stock (the "Common Stock") issuable under the Plan shall not exceed 60,000 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to Section 11 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Bank and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Bank's failure to obtain any governmental authority deemed necessary by the Bank's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Bank of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

      4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.



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      5. Stock Options. Stock options shall be granted under the Plan to each
Nonemployee Director of the Bank, annually, at the organization meeting of the Board held immediately following the Bank's annual meeting of shareholders, with the first award of options to be made hereunder at such organization meeting held in calendar year 1999. Each Nonemployee Director who is a member of the Board on the grant date shall be awarded a stock option to purchase 500 shares of Common Stock (the "Stock Option") under the following terms and conditions:

      (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of grant.

      (b) If a Nonemployee Director, who has received an award pursuant to the Plan, ceases to be a member of the Board for any reason, then the Nonemployee Director may exercise the Stock Option not more than twelve
      (12) months after such cessation. If a Nonemployee Director, who has received an award pursuant to the Plan dies, the Nonemployee Director's qualified personal representative, or any person who acquires a Stock Option pursuant to the Nonemployee Director's Will or the laws of descent and distribution, may exercise such Stock Option during its remaining term for a period of not more than twelve (12) months after the Nonemployee Director's death to the extent that the Stock Option would then be and remains exercisable.

      (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 7 hereof.

      (d) The grant of a Stock Option shall be made by a written agreement (the "Stock Option Agreement") in accordance with the terms of this Plan, and pursuant to additional terms as may be determined by the Committee.

      6. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Bank, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, including Common Stock issuable hereunder, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Bank from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the Nonemployee Director has exercised rights under the related Stock Option Agreement.

      If the Bank or its shareholders execute an agreement to dispose of all or substantially all of the Bank's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Bank's shareholders as of immediately before



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such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Bank or otherwise) immediately after the consummation of such transaction, thereupon any and all outstanding Stock Options shall immediately become exercisable until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if the agreement never had been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board, cease for any reason to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any class of voting stock of the Bank through the acquisition of, or an offer to acquire, such percentage of the Bank's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all outstanding Stock Options shall immediately become exercisable.

      7. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

      8. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any Nonemployee Director any right to continue his relationship with the Bank as a director, or limit or affect any rights, powers or privileges that the Bank or its shareholders may have with respect to the Nonemployee Director's relationship with the Bank.

      9. General Restrictions. The Board may require, in its discretion, (a) the listing, registration or qualification of the Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an execution of an agreement by any Nonemployee Director with respect to disposition of any Common Stock (including, without limitation, that at the time of the Nonemployee Director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock). If the Board so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board and legal



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counsel for the Bank. Notwithstanding anything to the contrary herein, a
Nonemployee Director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

      10. Rights. Except as otherwise provided in the Plan, a Nonemployee Director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the Nonemployee Director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Bank or its subsidiaries to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

      11. Adjustments. In the event that the shares of Common Stock of the Bank, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or of other securities of the Bank or of another bank or of another legal entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Bank that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the Common Stock of the Bank shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

      If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Bank, or of any common stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with the determination.

      The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

      Fractional shares resulting from any adjustment in a Stock Option pursuant to this Section 11 may be settled as a majority of the members of the Board or of the Committee, as the case may be, shall determine.



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      To the extent that the foregoing adjustments relate to Common Stock or securities of the Bank, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Bank to each holder of a Stock Option that is so adjusted.

      12. Forfeiture. Notwithstanding anything to the contrary in this Plan, if a Nonemployee Director is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Bank or its subsidiaries, or has disclosed trade secrets of the Bank or its subsidiaries, the Nonemployee Director shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automatically canceled.

      13. Miscellaneous.

      (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

      (b) Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural.

      (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

      14. Transferability. Except as otherwise provided by the Board, Stock Options granted under the Plan are not transferable except as designated by the Nonemployee Director by will and the laws of descent and distribution.

      15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the Nonemployee Directors, alter or impair any rights or obligations under any Stock Option previously granted hereunder.

      16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any and all applicable laws and regulations, including tax reporting and withholding laws and regulations, of the United States of America, and of state and local taxing authorities.



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